Note 16 - Non-controlling Interests in Subsidiaries	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Noncontrolling Interest Disclosure [Text Block]
16.	Non-controlling interests in Subsidiaries

In October 2023, the Company agreed with a number of investors represented by NRP Project Finance AS (“NRP Investors”) to acquire M/V “Maria” and M/V “Christos K” from unrelated third parties, and NRP investors would acquire a non-controlling interest of 39% for a capital contribution of $10,140,000 in the respective vessel-owning companies, with the Company holding the remaining 61% controlling interest. Net loss attributable to the non-controlling interest for the year ended December 31, 2023 was $374,068, which was in full allocated to and reduced the “Non-controlling interest” presented in the consolidated balance sheet.